UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2019

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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

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001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive
Lake Success, New York 11042
(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Name of Each Exchange on Which Registered:	Trading Symbol
Common Stock, par value $0.01 per share	New York Stock Exchange	BR

Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 21, 2019, the Board of Directors (the “Board”) of Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) unanimously approved an increase in the Board size from 10 members to 11 members and appointed Amit Zavery as an independent member of the Board, effective immediately. Following the appointment, nine of the 11 Board members are independent including the Lead Independent Director, Les Brun.

The Board has determined that Mr. Zavery is an independent director in accordance with the Board’s Corporate Governance Principles and the applicable rules of the New York Stock Exchange and the Securities and Exchange Commission. There is no arrangement or understanding between Mr. Zavery and any other person or persons pursuant to which Mr. Zavery was appointed as director, and there are and have been no transactions, either since the beginning of the Company's last fiscal year or that are currently proposed, regarding Mr. Zavery that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Zavery is expected to receive compensation for his service on the Board that is consistent with the compensation received by the other independent directors of the Company, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 24, 2018.

The press release issued by the Company on June 21, 2019 announcing Mr. Zavery’s appointment is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release of Broadridge Financial Solutions, Inc. announcing appointment of Amit Zavery dated June 21, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2019

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Adam D. Amsterdam
Name: Adam D. Amsterdam
Title: Vice President, General Counsel